UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 31, 2006

AKESIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27409	84-1409219
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 Prospect Street, Suite 320

La Jolla, California 92037

(Address of principal executive offices, including zip code)

(858) 454-4311

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 31, 2006, we entered into a Common Stock and Warrant Purchase Agreement (the “Agreement”) with certain accredited investors (the “Investors”) and consummated the initial closing thereunder. Under the Agreement, we are authorized to (a) sell up to 250,000 shares of our Common Stock at a purchase price per share of $2.00 and (b) issue warrants to purchase up to 125,000 shares of our Common Stock (the “Financing”). For each two (2) shares of Common Stock purchased, each investor will receive warrant coverage to purchase one (1) share of Common Stock. The warrants are exercisable for shares of Common Stock for three years from the date of the initial closing at an exercise price per share of $3.00. The material terms of the Agreement and warrants are substantially identical to the material terms of the Common Stock and Warrant Purchase Agreement dated December 31, 2005 and related warrants issued in connection therewith. At the initial closing held on March 31, 2006, we sold 75,000 shares of Common Stock and in connection therewith, issued warrants to purchase 37,500 shares of Common Stock. We may sell the remainder of the shares and issue the remainder of the warrants until April 14, 2006. Two of the Investors in the Financing, Kevin J. Kinsella and John F. Steel, IV, are members of our board of directors and are holders of our common stock. All the shares and warrant issuances under the Agreement were exempt from registration by virtue of Section 4(2) of the Securities Act of 1933, as amended. A copy of the Common Stock and Warrant Purchase Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference. A copy of the Warrant to Purchase Common Stock is filed herewith as Exhibit 4.1 and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

See Section 1.01 with respect to shares issued in connection with the transactions contemplated by the Agreement.

Item 8.01.	Other Events.

On April 3, 2006, we issued a press release announcing the Financing. A copy of this press release is attached hereto as Exhibit 99.1. This summary is qualified in its entirety by reference to Exhibit 99.1 to this current report. The press release and the information therein are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

4.1	Form of Warrant to Purchase Common Stock issued pursuant to that certain Common Stock and Warrant Purchase Agreement dated March 31, 2006 between the Company and the purchasers therein.

10.1	Common Stock and Warrant Purchase Agreement dated March 31, 2006 between the Company and the purchasers therein.

99.1	Press Release dated April 3, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKESIS PHARMACEUTICALS, INC.

By:	/s/ John T. Hendrick
John T. Hendrick Chief Financial Officer

Date: April 3, 2006